SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2021

ROCKY MOUNTAIN HIGH BRANDS, INC.

(Exact name of the registrant as specified in its charter)

Nevada	000-55609	90-0895673
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Shiloh Rd., Suite 200, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-260-9062

______________________________________________________

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

On June 8, 2021, we entered into a Trademark License Agreement with Option to Purchase (the “Agreement”) with AGS Labs, Inc. (“AGS”). Under the Agreement, we acquired a worldwide, exclusive, and non-transferrable right to use the “Great Choice” trademark and to produce the “Great Choice Electrolyte Solution,” “Great Choice Medicated Chest Rub,” and “Great Choice Infant Rub” products. The term of the Agreement runs through June 8, 2022. In consideration for the license, we are required to pay AGS a royalty payment equal to the greater of: (1) $10,000 per month; or (2) 7% of the amount our gross sales of the licensed products from the preceding month. As additional consideration, we agreed to issue 2,000,000 shares of our common stock to the designees of AGS.

Under the Agreement, we also have an option to purchase the “Great Choice” trademark and all rights to the associated licensed products from AGS. The option must be exercised by May 31, 2022. In the event we exercise the purchase option, the purchase price will be $308,000, plus an additional amount to be agreed for inventory and components related to the licensed products. All royalty payments paid during the term of the Agreement will be credited toward the $308,000 purchase price.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The 2,000,000 shares of common stock to be issued in connection with the Agreement, as described above, were issued in a private transaction to two designees of AGS. We did not engage in any general solicitation or advertising in connection with these issuances. Accordingly, the stock issuances as described above were exempt from registration under Section 4(a)(2) of the Securities Act.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On June 16, 2021, we issued the press release furnished herewith as Exhibit 99.1.

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Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Trademark License Agreement with Option to Purchase
99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

 ROCKY MOUNTAIN HIGH BRANDS, INC.

Date: June 25, 2021

By: /s/ David Seeberger

David Seeberger

Chief Executive Officer

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